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                                                                       EXHIBIT F


                         FORM OF NOTE TO BE EXECUTED BY
                             BORROWING APPLICANT TO
                          INTERSTATE ENERGY CORPORATION


                  FOR VALUE RECEIVED, the undersigned _________________________ (the "Borrower"), hereby promises to pay to the order of Interstate Energy Corporation (the "Lender") at its principal office in Madison, Wisconsin, on demand but in any event not later than one year after the date of such loan, the principal sum set forth on the grid on the reverse side hereof as "Principal Amount Outstanding." This note may be prepaid in full at any time or in part from time to time without premium or penalty. The Principal Amount Outstanding shall bear interest, calculated daily, at a rate equal to [fill in rate]. Interest will be calculated on the daily Principal Amount Outstanding as indicated on the grid on the reverse side hereof or attached hereto.



                                                  ______________________________
                                                        (Name of Borrower)


                                                  By: __________________________

                                                  Title: _______________________

                                                  Date: ________________________
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
                                    Principal
               Loan                  Amount
Date        (Repayment)             Outstanding       Rate        Interest

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

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

                                       2.